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                                      OFFICE OF THE UNITED STATES TRUSTEE

In re:                                                             DEBTOR IN POSSESSION INTERIM STATEMENT
 The Kushner-Locke Company                                                                                             Page 1 of 3
                                                                            Statement Number:          24
Chapter 11                                                               For the Period FROM:       10/1/2003
Case No. LA 01-44828-SB (Administratively Consolidated with                               TO:      10/31/2003

Case Nos. LA 01-44829-SB through LA 01-44831-SB; LA 01-
44833-SB through LA 01-44836-SB; and LA 01-44841-SB)


CASH ACTIVITY ANALYSIS (Cash Basis Only)                         Collateral      Concentration
                                                                   Account          Account
                                                                   -------          -------
Balance before Statement #1                                $      268,333.21         65,956.21
                                                           -----------------      ------------
A.  Total Receipts per all Prior Interim Statements             4,531,792.77      3,406,466.40
                                                           -----------------      ------------
B.  Less:  Total Disbursements per all Prior Statements         3,612,903.55      3,425,812.05
                                                           -----------------      ------------
C.  Beginning Balance                                      $    1,187,222.43         46,610.56
                                                           -----------------      ------------
D.  Receipts during Current Period
      Description

     10/15/2003         Wire Transfer                                          $     33,000.00
     10/16/2003         Doniger & Fetter                   $          459.95
     10/16/2003         A & E                              $          374.03
     10/16/2003         A & E                              $          219.51
     10/17/2003         BL Distribution Corp               $       21,071.38
     10/22/2003         High Fliers                        $          472.50
     10/27/2003         BL Distribution Corp               $       80,324.06
     10/30/2003         Lion's Gate                        $       35,284.29
     10/31/2003         interest                           $          623.34










      TOTAL RECEIPTS THIS PERIOD                                  138,829.06         33,000.00          --      --
                                                           -----------------         ---------    --------    ----
E.  Balance Available (C plus D)                           $    1,326,051.49         79,610.56    $     --    $ --
                                                           =================         =========    ========    ====

  DEBTOR IN POSSESSION INTERIM STATEMENT NO: 24                      Page 2 of 3
F.  Less:  Disbursements during Current Period:

 Date             Check No.       Payee/Purpose
----------------------------------------------------
10/1/2003                        ADP Taxes                                                    $  2,300.70
10/2/2003           8018         Payroll                                                      $    980.57
10/2/2003           8019         Payroll                                                      $  3,287.89
10/2/2003           8020         Payroll                                                      $  1,332.84
10/2/2003           8021         Payroll                                                      $  2,293.09
10/3/2003                        ADP Fees                                                     $    148.56
10/3/2003           37785        Bonded Services, Inc                                         $  6,263.65
10/3/2003           37786        E-Z Office Machines                                          $    300.00
10/3/2003           37787        Marathon Services, Inc                                       $    259.80
10/3/2003           37788        Qwest Communications                                         $     39.62
10/3/2003           37789        SBC                                                          $     43.06
10/3/2003           37790        SBC                                                          $    282.30
10/10/2003                       ADP Fees                                                     $     90.49
10/15/2003                       ADP Taxes                                                    $  5,574.42
10/15/2003                       Wire Transfer                       $    33,000.00
10/16/2003          8022         Payroll                                                      $    980.59
10/16/2003          8023         Payroll                                                      $  7,901.68
10/16/2003          8024         Payroll                                                      $  1,332.85
10/16/2003          8025         Payroll                                                      $  2,318.65
10/17/2003                       ADP Fees                                                     $     55.60
10/20/2003          37791        Clumeck,Stern,Phillips&Schenkelbu                            $ 10,287.00
10/20/2003          37792        Doniger & Fetter                                             $    821.49
10/20/2003          37793        Federal Express                                              $     33.99
10/20/2003          37794        Irubin Consulting                                            $    300.00
10/20/2003          37795        Recall                                                       $    588.61
10/20/2003          37796        SBC                                                          $    288.47
10/24/2003                       ADP Fees                                                     $    100.49
10/24/2003          37797        Blue Shield of California                                    $    316.00
10/24/2003          37798        Health Net                                                   $  2,187.92
10/24/2003          37799        Alice P.Neuhauser                                            $    302.32
10/24/2003          37800        Zerolag Communications, Inc                                  $    100.00
10/29/2003                       ADP Taxes                                                    $  7,103.92
10/30/2003          8026         Payroll                                                      $    980.58
10/30/2003          8027         Payroll                                                      $  9,720.06
10/30/2003          8028         Payroll                                                      $  1,332.83
10/30/2003          8029         Payroll                                                      $  2,318.65
10/30/2003          37801        Hodes Parking                                                $    360.00
10/30/2003          37802        Property Management Associates, I                            $  2,000.00
10/31/2003                       ADP Fees                                                     $    148.56







      TOTAL DISBURSEMENTS THIS PERIOD:                                    33,000.00             75,077.25             --          --
                                                                     --------------              --------       --------    --------
G.  Ending Balance (E less F)                                        $ 1,293,051.49              4,533.31       $     --    $     --
                                                                     ==============              ========       ========    ========

      DEBTOR IN POSSESSION INTERIM STATEMENT NO: 24                  Page 3 of 3


H.  (1)  Collateral Account:
          a)  Depository Name and Location:         Chase Bank  1 Chase Manhattan Plaza, New York, NY 10081
          b)  Account Number:                                    323221556
     (2)  Concentration Account:
          a)  Depository Name and Location:         Comerica Bank  10900 Wilshire Blvd, Los Angeles, CA 90024
          b)  Account Number:                                   1891935460

I:  Other monies on hand:

The Kushner Locke Company PWI account     1891215236        $       1,000.00
Bank of Scotland - Pinocchio                3506258         $   1,014,845.44    Pound Sterling  Time Deposit
Bank of Scotland - Basil                    3506581         $     204,039.94    Pound Sterling  Time Deposit (KL' s interest is 50%)
Allied Pinocchio                            10747301                  920.11    Pound Sterling
Freeway\Kushner-Locke                      323-509487       $         255.95
Edge Entertainment                         1891152710       $         444.92
European Films LTD                         1890563818       $       7,051.58

I:  Other monies on hand (continued):

Additionally, the Company maintains a minimal amount of Petty Cash (less than $500).

Joint Venture Accounts:
    BLT Venture                           178-71491-7       $      17,590.70
    BLT Venture                           16-524173-1101    $          25.58
    KL MDP Sensation                      60-066-930        $      17,724.61
    KL\7 Venture                          1890-69-6360      $       9,342.86
    Denial Venture                        1890-69-6501      $      42,232.47
    Cracker LLC                           1891-04-1665      $       1,000.00
    Swing                                 323-518095        $       6,957.50

I, Alice Neuhauser, declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and correct to the best of my knowledge.

                                                            /s/ Alice Neuhauser
                                                            --------------------
                                                            Debtor in Possession